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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             -----------------------

Date of Report: November 26, 2002

Date of Earliest Event Reported: November 26, 2002

                            MILLENNIUM CHEMICALS INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     1-12091                22-3436215
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                               230 Half Mile Road
                           Red Bank, New Jersey 07701
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (732) 933-5000


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Item 7. Financial Statements and Exhibits.

         Exhibit     Description
        ---------   -------------
          10.26     Amended and Restated Partnership Agreement of Equistar
                    Chemicals, LP, dated as of November 6, 2002

          10.29 Amended and Restated Parent Agreement, dated as of November 6, 2002, among Lyondell Chemical Company, Millennium Chemicals Inc. and Equistar Chemicals, LP

          99.1 Certifications of the Chief Executive Officer and the Chief Financial Officer of Millennium Chemicals Inc. required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                    Section 906 of the Sarbanes-Oxley Act of 2002.


Item 9. Regulation FD Disclosure.

     The certifications of the Chief Executive Officer and the Chief Financial Officer of Millennium Chemicals Inc. required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, are being furnished as Exhibit 99.1 hereto.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: November 26, 2002


                                      MILLENNIUM CHEMICALS INC.
                                      By: /s/ C. William Carmean
                                         -----------------------------
                                         C. William Carmean
                                         Senior Vice President, General Counsel
                                           & Secretary

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                                  EXHIBIT INDEX

         Exhibit    Description
        --------   ------------
          10.26     Amended and Restated Partnership Agreement of Equistar
                    Chemicals, LP, dated as of November 6, 2002


          10.29 Amended and Restated Parent Agreement, dated as of November 6, 2002, among Lyondell Chemical Company, Millennium Chemicals Inc. and Equistar Chemicals, LP


          99.1 Certifications of the Chief Executive Officer and the Chief Financial Officer of Millennium Chemicals Inc. required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                    Section 906 of the Sarbanes-Oxley Act of 2002.